Other current receivables	12 Months Ended
Dec. 31, 2023
Other current receivables [Abstract]
Other current receivables

11.Other current receivables

	As of
	December 31,
In CHF thousands	2023	2022
Other current receivable	45	124
Swiss VAT	259	249
Withholding tax	318	19
Total other current receivables	622	392

The maturity of these assets is less than 3 months. The Company considers the counterparty risk as low and the carrying amount of these receivables is considered to approximate their fair value.